UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 30, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-13)

Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

745 Seventh Avenue, 7th Floor
New York, NY		10019

(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (212) 526-7000

No Change

(Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $478,872,100 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class B1, Class B2, Class B3 and Class R Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-13 on June 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated June 25, 2004 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2004, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as trustee, and Aurora Loan Services Inc., as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class E, Class P and Class R.

     The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of two pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $482,737,638 as of June 1, 2004, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.1	Trust Agreement dated as of June 1, 2004, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of June 1, 2004, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION
By:	/s/ Ellen V. Kiernan
	Name:	Ellen V. Kiernan
	Title:	Senior Vice President

Dated: June 30, 2004

EXHIBIT INDEX

Exhibit No.	Description
4.1	Trust Agreement dated as of June 1, 2004, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of June 1, 2004, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.